SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of Earliest Event Reported):  September 28, 1995



                        Commission file number  1-7244



                       BALLY ENTERTAINMENT CORPORATION
            (Exact name of registrant as specified in its charter)



                      Delaware                         36-2512405
           (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)          Identification No.)



    8700 West Bryn Mawr Avenue, Chicago, Illinois         60631
      (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (312) 399-1300














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                           Exhibit Index on Page 2

                       BALLY ENTERTAINMENT CORPORATION
                                   FORM 8-K
                                Current Report




      Item 7.   Financial Statements and Exhibits

                c.   Exhibit

                     99  News Release of Registrant dated September 28, 1995




                                  SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    BALLY ENTERTAINMENT CORPORATION
                                    -------------------------------
                                              Registrant


Date: October 3, 1995            /s/ James S. Montana, Jr.
                                 -----------------------------
                                 James S. Montana, Jr.
                                 Senior Vice President




























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